UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020 (August 4, 2020)

AECOM

(Exact name of Registrant as specified in its charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1999 Avenue of the Stars, Suite 2600

Los Angeles, California 90067

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

W. Troy Rudd to Serve as Chief Executive Officer Effective August 15, 2020; Michael S. Burke to resign as Chief Executive Officer and Director Effective August 15, 2020

On June 15, 2020, AECOM (the “Company”) issued a press release and filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “June 15 Form 8-K”) announcing that W. Troy Rudd, who has served as the Company’s Executive Vice President and Chief Financial Officer since October 2015, will be appointed Chief Executive Officer of the Company effective October 1, 2020 and will succeed Michael S. Burke, who previously announced his plans to retire (the “CEO Transition”). The Company subsequently announced, on its August 4, 2020 conference call reviewing financial results for the quarter ended June 30, 2020, that the effective date for the CEO Transition was able to be accelerated. Accordingly, it was announced that, effective August 15, 2020, Mr. Burke will resign as Chief Executive Officer and Director, and Mr. Rudd will assume the role of Chief Executive Officer. Mr. Rudd will also be appointed to the Company’s Board of Directors effective August 15, 2020.

Lara Poloni to Serve as President Effective August 15, 2020

On June 15, 2020, the Company issued a press release and filed the June 15 Form 8-K announcing that Lara Poloni, who is currently the Company’s Chief Executive of Europe, Middle East and Africa, will be appointed President of the Company effective October 1, 2020.  In connection with the CEO Transition described above, Ms. Poloni’s appointment as President will be effective as of August 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Dated: August 10, 2020	By:	/s/ David Y. Gan
David Y. Gan
Executive Vice President, Chief Legal Officer